FIRST AMENDMENT TO SECURED BRIDGE NOTE
     AND WARRANT PURCHASE AGREEMENT AND TO SECURITY AGREEMENT

      This FIRST AMENDMENT TO SECURED BRIDGE NOTE AND WARRANT PURCHASE AGREEMENT AND TO SECURITY AGREEMENT (this "Amendment") is dated as of June 1, 2000 and entered into by and among RightStart.com Inc., a Delaware corporation (the "Company"), Guidance Solutions, Inc. ("New Investor") and the undersigned current investors ("Current Investors").

 HOLDERS OF A MAJORITY OF THE BRIDGE NOTES, IN ACCORDANCE WITH
SECTION 7.10 OF THE BRIDGE NOTE PURCHASE AGREEMENT, COMPANY AND
NEW INVESTOR AGREE AS FOLLOWS:

1. Defined Terms: Any capitalized term used in this Amendment without definition shall have the meaning ascribed to that term in that certain Secured Bridge Note and Warrant Purchase Agreement, dated as of April 18, 2000 by and among the Company, Fred Kayne, Richard Kayne and Palomar Ventures I, L.P. (the "Bridge Note Purchase Agreement").

2.    Amendments:

2.1 The definition of "Investors" used in the Bridge Note Purchase Agreement shall be amended to mean, collectively, Fred Kayne, Richard Kayne, Palomar Ventures I, L.P. and Guidance Solutions, Inc.

2.2 The definition of "Lenders" used in the Security Agreement shall be amended to mean, collectively, Fred Kayne, Richard Kayne, Palomar Ventures I, L.P. and Guidance
           Solutions, Inc.

3. Conditions to Effectiveness: Section 2 of this Amendment shall become effective only upon satisfaction of all of the following conditions precedent (the date of such effectiveness, the "First Amendment Effectiveness Date"):

3.1 The Company shall have performed and complied with all agreements obligations and conditions contained in this Amendment that are required to be performed or complied with by it on or before the First Amendment Effectiveness Date.


3.2   The Company shall have executed and delivered to the New
           Investor: Bridge Warrants substantially in the form attached hereto as Exhibit B-1, Contingent Warrants
                              ------------
           substantially in the form attached hereto as
           Exhibit B-2 and the Security Agreement substantially in
           ------------
           the form attached hereto as Exhibit C.   The Current
                                       ---------
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
           Investors shall have executed and the Company shall have filed amendments to the UCC-1 financing statements filed with the Secretary of State of California, the Secretary of the Commonwealth of Pennsylvania and the Prothonotary of Cumberland County Pennsylvania adding the New Investor as a secured party.

3.3   The New Investor,  the Company and holders of more than fifty percent
           (50%) of the aggregate outstanding principal amount of the Bridge Notes shall have executed and delivered this Amendment.

3.4   All representations and warranties of the New Investor made under the Bridge Note Purchase Agreement as a result of amendment by this Amendment shall be true on and as of the First Amendment Effectiveness Date with the same effect as though such representations and warranties had been made on and as of such date; provided that the
                                                 --------
           Company acknowledges that the New Investor makes, and the New Investor makes, the representations in Section
           3.2 of Bridge Note Purchase Agreement subject to the condition that the New Investor shall be permitted to assign its rights and responsibilities under the Bridge Note Purchase Agreement, the Bridge Notes, the Bridge Warrant and the Contingent Warrant held by it, to its affiliate Marina Corporate LLC.

3.5   All authorizations, approvals, or permits, if any, of any
           governmental authority or regulatory body of the United States or of any state or the approval or authorization of any other entity that are required in connection with the lawful issuance and sale of the Securities to New Investor pursuant to the Bridge Note Purchase Agreement as amended by this Amendment shall have been duly obtained and effective as of the First Amendment Effectiveness Date.

3.6  New Investor  shall have paid $95,055  plus  $1,135.38  (representing interest on the Bridge Notes from April 18, 2000 through the First Amendment Effectiveness Date at the rate of 10% per annum) by wire transfer of immediately available funds on or prior to the First Amendment Effectiveness Date.

4. Company Acknowledgement and Consent: Company is a party to the Security Agreement pursuant to which the Company has granted a security interest in certain collateral as described in the Security Agreement in favor of the
        Current Investors.   Company hereby consents to this
        Amendment and confirms that such collateral will continue to secure its obligations under the Bridge Notes to the Current Investors and will also secure its obligations under the Bridge Notes to the New Investor.


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



5.    Miscellaneous

5.1.  On and after the First Amendment Effectiveness Date, each reference in the Bridge Note Purchase Agreement or the Security Agreement, respectively, to "this Agreement," "hereunder," "herein," or words of like import referring to the Bridge Note Purchase Agreement or the Security Agreement, respectively, and each reference in either document to the other shall mean and be a reference to such agreement as amended by this Amendment.

5.2. Except as specifically amended by this Amendment, the Bridge Note Purchase Agreement and the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed.

5.3. This Amendment shall be governed by and construed under the laws of the State of New York (excluding the choice of law provisions thereof).

5.4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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


           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY                        RIGHTSTART.COM INC.


                            By  /s/Jerry R. Welch
                            ---------------------
                            Jerry R. Welch
                            President and Chief Executive Officer



CURRENT INVESTORS           /s/Fred Kayne
                            ------------------------
                            Fred Kayne


                            /s/Richard Kayne
                            ------------------------
                            Richard Kayne



                            PALOMAR VENTURES I, L.P.
                            ------------------------

                            By:  /s/Jim Gauer
                               --------------------
                            Name:   Jim Gauer
                            Title:  General Partner



NEW INVESTOR
                            GUIDANCE SOLUTIONS, INC.


                            By:  /s/Jeff Shapiro
                               --------------------
                            Name:   Jeff Shapiro
                            Title:  Vice President

                            Address: 4136 Del Rey Avenue
                                     Marina del Ray, California  90292
                            Facsimile: 310.754.4010


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